EXHIBIT 10.1

ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AGREEMENT

THIS ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is dated September 30, 2010, and entered into between TOR Minerals International, Inc., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").  Capitalized terms used but not defined in this Amendment have the meaning given them in the Loan Agreement (defined below).

RECITALS

A.            Borrower and Lender entered into that certain Second Amended and Restated Loan Agreement dated as of December 21, 2004 (as amended by First Amendment dated December 13, 2005, Second Amendment dated November 29, 2006, Third Amendment dated February 15, 2007, Fourth Amendment dated May 7, 2007, Fifth Amendment dated March 19, 2008, Waiver and Sixth Amendment dated August 14, 2008, Waiver and Seventh Amendment dated November 14, 2008, Eighth Amendment dated April 30, 2009, Ninth Amendment dated September 23, 2009, Tenth Amendment dated February 4, 2010, and as further amended, restated or supplemented the "Loan Agreement").

B.            Borrower and Lender have agreed to amend the Loan Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.                  Amendments to Loan Agreement.

(a)    Section 1.U of the Loan Agreement is amended to delete the definition of Revolving Committed Amount in its entirety and to replace it with the following:

"Revolving Committed Amount means $1,500,000."

(b)   The Loan Agreement is amended to extend the maturity date of Revolving Note to February 15, 2011, by deleting the first sentence of Section 2.A and replacing it with the following:

"Lender agrees to establish a revolving line of credit for Loans to be made to Borrower, which shall be evidenced by the promissory note maturing February 15, 2011 (or earlier if Lender's commitment to make Loans under the Revolving Note is otherwise cancelled or terminated in accordance with Section 7 of this Agreement or otherwise), which is substantially in the form attached as Exhibit A-1, to which reference is made for all purposes (the "Revolving Note").

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(c)                The Loan Agreement is amended delete Section 4.B(iii) in its entirety and to replace such clause (iii) with the following:

"iii.  Fixed Charge Coverage Ratio.  Borrower agrees to maintain a Fixed Charge Coverage Ratio of at least 1.10 to 1.00.  "Fixed Charged Coverage Ratio" means the ratio of (a) the sum of EBITDA minus the sum of taxes, dividends, and maintenance capital expenditures, to (b) the sum of interest expense, the current portion of long term debt, and the current portion of capitalized lease obligations, in each case attributable to its operations in the United States. "EBITDA" means net income from Borrower's operations in the United States, less income or plus loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus depreciation, depletion and amortization, and plus non-cash charges.  This ratio will be calculated using the results of Borrower's operations in the United States for the twelve-month period ending each March 31, June 30, September 30 and December 31."

2.                  Extension Fee.  In consideration of the extension granted by Lender under the terms of this Amendment, Borrower shall, on the date of this Amendment, pay to Lender an extension fee of $20,000; provided, however, that if prior to November 15, 2010 all Loans have been repaid in full, there is no LC Exposure, and all commitments to extend credit or issue letters of credit to Borrower under the Loan Documents have been terminated, then all but $10,000 of such extension fee shall be refunded to Borrower.  Such fee is due and payable on the date hereof by Borrower to Lender, is fully-earned and is non-refundable when paid except as otherwise set forth herein.

3.                  Conditions.  This Amendment shall be effective once each of the following have been delivered to Lender:

(i)                          this Amendment executed by Borrower and Lender;

(ii)                        Secretary's Certificate from Borrower certifying as to incumbency of officers, specimen signatures and resolutions adopted by the Board of Directors authorizing this Amendment;

(iii)                      payment by Borrower to Lender of a $20,000 extension fee, payable in accordance with the terms of this Amendment;

(iv)                      a replacement Revolving Note executed by Borrower in favor of Lender; and

(v)                        such other documents as Lender may reasonably request.

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4.                  Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any person, governmental authority, or entity (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date or as modified by this Amendment), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Event of Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

5.                  Scope of Amendment; Reaffirmation; Release.  All references to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Loan Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Loan Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Loan Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  BORROWER HEREBY RELEASES LENDER FROM ANY LIABILITY FOR ACTIONS OR OMISSIONS IN CONNECTION WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS AMENDMENT AND BORROWER WAIVES AND RELEASES ANY AND ALL OF ITS RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION BASED UPON OR RELATED TO, IN WHOLE OR IN PART, FROM THE NEGLIGENCE, BREACH OF CONTRACT OR OTHER FAULT, OR STRICT LIABILITY WITHOUT REGARD TO FAULT, TO THE MAXIMUM EXTENT THAT SUCH RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION MAY LAWFULLY BE RELEASED AND WAIVED AND TO THE EXTENT ARISING PRIOR TO THE DATE OF THIS AMENDMENT.  BORROWER ACKNOWLEDGES THAT LENDER HAS FULFILLED ALL OF ITS CONTRACTUAL OBLIGATIONS UNDER THE LOAN DOCUMENTS ARISING PRIOR TO THE DATE HEREOF.  IN FURTHERANCE THEREOF, BORROWER REPRESENTS THAT BORROWER HAS HAD THE OPPORTUNITY TO ENGAGE LEGAL COUNSEL IN CONNECTION WITH THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AMENDMENT AND BORROWER DOES NOT CONSIDER ITSELF TO BE IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE LOAN DOCUMENTS AND BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER.

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6.                  Miscellaneous.

(a)                No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Loan Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)               Form.  Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)                Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Loan Agreement or the other Loan Documents.

(d)               Costs, Expenses and Attorneys' Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender's counsel.

(e)                Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)                Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or by portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)                Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)               Arbitration.  Upon the demand of any party to this Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 11 of the Loan Agreement.

(i)                 Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

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The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: TOR MINERALS INTERNATIONAL, INC., a Delaware corporation
By:	BARBARA RUSSELL
Name: Title:	Barbara Russell Chief Financial Officer
LENDER: BANK OF AMERICA, N.A., a national banking association
By:	PETER VITALE
Peter Vitale, Senior Vice President

[Signature Page to Eleventh Amendment to Second Amended and Restated Loan Agreement]